BOSTON FINANCIAL TAX CREDIT FUND PLUS,
                            A Limited Partnership

                              EXHIBIT 32.1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                    AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Boston Financial Tax Credit Fund (the "Fund") on Form 10-Q for the period ended September 30, 2009 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, the Principal Executive Officer and Principal Financial Officer, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.



                                     /s/Kenneth J. Cutillo
                                 -----------------------------------------
                                     Kenneth J. Cutillo
                                     Principal Executive Officer and
                                     Principal Financial Officer
                                     Arch Street VIII, Inc., as
                                     Managing General Partner of
                                     Boston Financial Tax Credit Fund Plus,
                                     A Limited Partnership


                                     Date:  November 16, 2009


A signed original of this written statement required by section 906 has been provided to the Fund and will be retained by the Fund and furnished to the Securities and Exchange Commission or its staff upon request.

                     BOSTON FINANCIAL TAX CREDIT FUND PLUS,
                            A Limited Partnership

                                  EXHIBIT 32.2

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                    AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Boston Financial Tax Credit Fund (the "Fund") on Form 10-Q for the period ended September 30, 2009 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, the Principal Executive Officer and Principal Financial Officer, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.



                                     /s/Kenneth J. Cutillo
                                 -----------------------------------------
                                      Kenneth J. Cutillo
                                      Principal Executive Officer and
                                      Principal Financial Officer
                                      Arch Street VIII, Inc., as
                                      Managing General Partner of
                                      Boston Financial Tax Credit Fund Plus,
                                      A Limited Partnership


                                      Date:  November 16, 2009


A signed original of this written statement required by section 906 has been provided to the Fund and will be retained by the Fund and furnished to the Securities and Exchange Commission or its staff upon request.